Exhibit 99.2

Second Quarter 2009 Earnings Call August 7, 2009

Forward Looking Statements The forward-looking statements contained in this presentation are subject to various risks and uncertainties. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, there can be no assurance that its expectations will be achieved. You should not rely on our forward-looking statements because the matters they describe are subject to known and unknown risks and uncertainties that could cause the Company's future results, performance, or achievements to differ significantly from the results, performance, or achievements expressed or implied by such statements. Such risks are set forth under the captions “Item 1A. Risk Factors” and “Forward-Looking Statements” in our annual report on Form 10-K and under the caption “Item 2. Management's Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in our quarterly reports on Form 10-Q, and described from time to time in the Company's filings with the SEC. Forward-looking statements are not guarantees of performance. For forward-looking statements herein, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

Capital-Raising Initiatives: Year-to-Date Activity Summary of year-to-date activity through June 30, 2009 $51.4 million raised through closing 5 secured term loans $11.7 million raised through closing 3 asset dispositions $10.0 million raised through “at the market” equity sales Total of $73.1 million raised through June 30, 2009 Capital raised from July 1, 2009 to August 6, 2009 $2.3 million raised through closing a secured term loan $3.6 million raised through closing on an asset disposition Total of $79.0 million raised through August 6, 2009

Capital-Raising Initiatives: Current Activity Syndication status on new, 3-year secured credit facility Definitive agreement entered into on a $102 million joint venture Proceeds to the Company of $51 million The Company and joint venture partner continue to evaluate the potential to expand the joint venture. A pool of up to 20 facilities has been identified, which may be contributed to an expanded joint venture at a future date. Secured loans and asset dispositions pipeline $43.4 million of secured term loans under term sheets $71.8 million in asset dispositions under contract

Capital-Raising Initiatives: New Credit Facility Senior secured credit facility $200 million secured term loan $TBD million secured revolving credit facility (currently anticipated to be $250 million) Three-year term Secured by the Company’s real and personal property interests in the borrowing base properties Use of proceeds: Replace and repay existing credit facility that matures on November 20, 2009 Repay $46 million secured term loan maturing November 20, 2009 General corporate purposes Subject to execution of definitive loan documentation, lender due diligence and closing requirements Expected closing in fourth quarter 2009 Financial covenants (per term sheet): 65% maximum leverage ratio (67.5% in first year) 1.45x minimum fixed charge coverage ratio Minimum tangible net worth Limitations on dividend payments and distributions Limitations on certain permitted investments Limitations on the amount of floating rate debt Pricing (per term sheet) Range from 3.25% to 4.0% over LIBOR, depending on leverage levels LIBOR floor of 1.5%

Capital-Raising Initiatives: Joint Venture Signed agreement with an affiliate of Heitman, LLC Subject to due diligence and customary closing requirements U-Store-It Contributes 22 wholly-owned properties, consisting of nearly 1.6 million square feet Assets valued on 2008 actual net operating income (less management fee and cap-ex) Continues day-to-day operation of properties Receives market rate management fee

Capital-Raising Initiatives: Secured Loans and Asset Dispositions Current transaction pipeline1 $46.4 million from asset sales currently under contract that are expected to close in next 45 days Sale of 6 assets located in Colorado, New Jersey and Florida $25.4 million from asset sales currently under contract that are expected to close in 4Q09 Sale of 9 assets in Colorado and Connecticut Aggregate sales price on $71.8 million of sales under contract represents $81 per square foot $43.4 million of secured loans in due diligence expected to close in 3Q09 Five to ten-year terms Fixed rate borrowings Weighted average interest rate of 7.0% 1 All asset sales and loan transactions are in varying stages of due diligence and documentation and counterparties to transactions could discontinue negotiating or refuse to close.

The unsecured term loan, line of credit, and secured term loan due 11/20/09 are subject to a one-year extension to 11/20/10. Schedule reflects pro forma impact of a new senior secured credit facility maturing in 2012 including a $200mm term loan and $250mm revolver; the repayment of debt utilizing: (i) $51mm of proceeds from a $102mm unleveraged joint venture; (ii) $2.3mm from a secured term loan closed subsequent to June 30, 2009; (iii) $43.4mm of additional secured loan proceeds currently subject to term sheets; (iv) $3.6mm of proceeds from an asset disposition closed subsequent to June 30, 2009; and (v) $71.8mm of additional asset dispositions currently under contract. During the second quarter YSI paid down its line of credit by $59mm YSI closed on five secured term loans and repaid one mortgage that matured in June 2009 YSI has made significant progress paying down its revolving credit facility and extending mortgage maturities YSI refinanced $11.0mm under its secured term loan Debt Maturity Schedule June 30, 2009 Pro Forma for Credit Facility Renewal, Joint Venture and Transaction Pipeline ($ in mm) (2) Renewal of line of credit and term loan to 2012 YSI III, maturing in November 2009, will be repaid utilizing availability under the credit facility revolver Proceeds from the JV contribution, secured financings and asset dispositions will be used to reduce borrowings under the revolving credit facility (2) In conjunction with credit facility renewal, YSI will draw on the line to retire the secured term loan $84.1 $107.6 $19.9 $23.9 $161.9 $87.2 $458.4 $114.3 $58.9 $23.9 $424.4 $87.2 $108.0 Credit Facility – Term Loan Credit Facility – Revolver Secured Term Loan Mortgages & Notes Payable Credit Facility – Term Loan Credit Facility – Revolver Secured Term Loan Mortgages & Notes Payable 84.1 108.0 87.2 161.9 23.9 19.9 107.6 46.4 104.0 200.0 $0 $100 $200 $300 $400 $500 $600 2009 2010 2011 2012 2013 2014 Thereafter 108.0 87.2 161.9 23.9 58.9 114.3 200.0 62.5 $0 $100 $200 $300 $400 $500 $600 2009 2010 2011 2012 2013 2014 Thereafter June 30, 2009 ($ in mm) (1)

Capital Sources / Debt Maturities ($ in thousands) Funding Analysis (June 2009 - June 2012) Existing Capital Sources Maturities through June 2012 Cash balance as of 6/30/09 $1,657 Secured maturity - YSI III (maturing Nov 2009) $84,128 Asset sales (closed 7/1/09 to 8/6/09) 3,600 Secured maturity - YSI I (maturing May 2010) 84,228 Asset sales (under contract) 71,800 Other 2010 secured maturities 23,743 Secured financings (closed 7/1/09 to 8/6/09) 2,300 Unsecured term loan 200,000 Secured financings (under term sheets and in due diligence) 43,400 Unsecured revolver 104,000 Secured credit facility, existing commitments 420,000 Secured term loan 46,447 Secured credit facility, expected additional commitments 30,000 Secured maturity - YSI II (maturing Jan 2011) 84,351 Unleveraged joint venture proceeds 51,000 Other 2011 secured maturities 2,866 Cash savings from dividend reduction1 (for balance of 2009) 19,400 Total Capital Sources $643,157 Total Maturities through June 2012 $629,763 1 In December, 2008 the Company reduced its quarterly distribution per common share to $0.025 from $0.18. The amount presented represents the incremental amount of cash available from July 1, 2009 to December 31, 2009 as a result of the dividend reduction per share from $0.18 to $0.025.

Joint venture Announced joint venture is anticipated to generate $51mm of proceeds that will be used to reduce outstanding indebtedness The Company has developed multiple relationships domestically and internationally Asset sales Large unencumbered pool of assets to consider as disposition candidates Cap rates remain relatively favorable Market is not as deep as in past. One-off and small portfolio buyers who have access to financing exist YSI active in brokered and direct transactions Common share issuance Common equity remains an important part of overall capital raising strategy During 2Q09 the Company issued 2,450,000 shares raising proceeds of $10.0 million through its “at-the-market” equity program Life company loans Improving appetite More conservative underwriting compared to banks Longer term and larger loan size Small mortgages / Regional banks Strong operating cash flow characteristics and relatively modest amount of loan proceeds per asset makes our self-storage facilities attractive to lenders Significant existing unencumbered pool creates opportunities to access a wide and deep pool of lenders Relatively low cost of capital with favorable terms and conditions Refinancing existing bank debt New 3-year secured facility Creates capacity and flexibility to address upcoming secured maturities Refinancing Tools De-leveraging Tools Focus on Strengthening Liquidity